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Exhibit 10(q)






                     PROMISSORY NOTE MODIFICATION AGREEMENT



This Agreement is made and entered into on July _____, 1999, by and between DMI FURNITURE, INC., a Delaware corporation, (the "Maker") and BANK ONE, INDIANA, N.A. (the "Bank").

                                   WITNESSETH:

WHEREAS, Maker heretofore executed a promissory note in the amount of $20,000,000.00 dated July 2, 1998, in favor of Bank as same may have been amended or modified from time to time ("Promissory Note"); and, WHEREAS, Maker hereby acknowledges, agrees, verifies, ratifies and affirms that as of July 16, 1999, the outstanding principal balance on the Promissory Note is FOURTEEN MILLION EIGHT HUNDRED FIFTY THREE HUNDRED THIRTY SEVEN AND 71/100 DOLLARS ($14,850,337.71) plus accrued interest and charges; and, WHEREAS, the Promissory Note has at all times been, and is now, continuously and without interruption outstanding in favor of Bank; and WHEREAS, Maker has requested that the Promissory Note be modified to the limited extent as hereinafter set forth; and, WHEREAS, Bank has agreed to such modification; NOW THEREFORE, by mutual agreement of the parties and in mutual consideration of the agreements contained herein and for other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Promissory Note is modified as hereinafter indicated.

1.       ACCURACY OF RECITALS.

Maker acknowledges the accuracy of the Recitals, stated above.

2.       MODIFICATION OF PROMISSORY NOTE.

         2.1. The principal amount of the Promissory Note shall be increased by THREE MILLION AND NO/DOLLARS ($3,000,000), thereby affording Maker with a credit availability of TWENTY-THREE MILLION AND NO/DOLLARS ($23,000,000.00) until February 27, 2000, at which time the principal amount of the Promissory Note shall be reduced by THREE MILLION AND NO/DOLLARS ($3,000,000), thereby affording Maker with credit availability of TWENTY MILLION AND NO/DOLLARS ($20,000,000.00) until December 31, 2000.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Maker shall fail to comply with any of the covenants of Maker herein or if any representation or warranty by Maker or by any guarantor herein is materially incomplete, incorrect, or misleading as of the date hereof. As used in this Agreement, "Loan Documents" shall include the Promissory Note and all documents executed by Maker or others in connection with the Loan which is represented by the Promissory Note.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.       RATIFICATION OF LOAN DOCUMENT AND COLLATERAL.

The Loan Documents are ratified and affirmed by Maker and shall remain in full force and effect as modified herein. Any property or rights to or interest in property granted as security in the Loan Documents shall remain


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as security for the loan and the obligations of Maker in the Loan Documents.




4.       BORROWER REPRESENTATIONS AND WARRANTIES.

Maker represents and warrants to Bank:

         4.1 No default or event of default under any of the Loan Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial conditions of Maker or any other person whose financial statement has been delivered to Bank in connection with the Promissory Note from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Maker in the Loan Documents are accurate on the date hereof.

         4.4 Maker has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Promissory Note and Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Maker in accordance with their terms.

         4.6 Maker is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Maker. This Agreement has been duly executed and delivered on behalf of Maker.

5.       BORROWER COVENANTS.

Maker covenants with Bank:

         5.1 Maker shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

         5.2 Maker fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, cause of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Maker, whether now known or unknown to Maker, (i) in respect of the Loan, the Loan documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement. As used in this Agreement, "Loan Documents" shall include the Promissory Note and all documents executed by Maker in connection with the Loan which is represented by the Promissory Note.

         5.3 Contemporaneously with the execution and delivery of this Agreement, Maker has paid to Bank:

         5.3.1 All accrued and unpaid interest under the Promissory Note and all amounts, other than interest and principal, due and payable by Maker under the Loan Documents as the date hereof.


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6.       EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Maker has performed all of the obligations of Maker under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor of the Loan, if any, has executed this Agreement and (iv) if required by Bank, Maker and any guarantor have executed and delivered to Bank an arbitration resolution, and an environmental questionnaire, and an environmental certification and indemnity agreement.

7.       INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
         WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Maker and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.       BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Maker and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Maker, provided, however, Maker may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.       CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without giving effect to conflicts of law principles.

10.      COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

11.      NOT A NOVATION.

This Agreement is a modification only and not a novation. Except for the above quoted modification, the Promissory Note, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Agreement is to be considered attached to the Promissory Note and made a part thereof. This Agreement shall not release or affect the liability of any guarantor, surety or endorser of the Promissory Note or release any owner of collateral securing the Promissory Note. The validity, priority and enforceability of the Promissory Note shall not be impaired hereby.

                                              DMI FURNITURE, INC.




                                              By: ______________________________
                                                  Joseph G. Hill, VP/CFO


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BANK'S ACCEPTANCE
-----------------


The foregoing Second Modification Agreement to Promissory Note is hereby agreed to and acknowledged this _____ day of July, 1999.


                             BANK ONE, INDIANA, N.A.



                             By: ____________________________
                                 Peter S. Little, Vice President



                  ACKNOWLEDGMENT AND AGREEMENT BY GUARANTOR AND
                OWNER OF COLLATERAL SECURING THE PROMISSORY NOTE.

The undersigned (i) consent to the modification of the Loan Documents and all other matters in the foregoing Agreement and, if a guarantor (ii) reaffirm the Guaranty Agreement dated June 9, 1994, and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"),
(iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to any of the Loan Documents are modified to refer to those documents as modified by the Agreement, and (v) agree to be bound by the release of Bank set forth in the Agreement.



DMI MANAGEMENT, INC.




By: ______________________________________
      Joseph G. Hill, CFO






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